Exhibit 10.3

ZEVIA PBC

ELEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

[•], 2021

-i-

ZEVIA PBC

ELEVENTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Eleventh Amended and Restated Registration Rights Agreement (this “Agreement”) is dated as of [●], 2021, and is by and among Zevia PBC, a Delaware public benefit corporation (the “Company”), each person and entity executing this Agreement on the signature pages hereto (each, a “Holder” and collectively, the “Holders”).

RECITALS

A. Zevia LLC, a Delaware limited liability company, the investors and the common holders party thereto previously entered into that certain Tenth Amended and Restated Registration Rights Agreement, dated as of December 17, 2020 (the “Prior Registration Rights Agreement”), pursuant to which Zevia LLC provided certain registration rights to the investors and common holders party thereto.

B. Zevia LLC, the Company and the Holders have effected or will effect in connection with the closing of the initial public offering (the “IPO”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), a series of reorganization transactions pursuant to which the Company will become the sole managing member of Zevia LLC (collectively, the “Reorganization Transactions”).

C. After giving effect to the Reorganization Transactions, the Holders Beneficially Own or will Beneficially Own (x) shares of Class A Common Stock and/or (y) shares of the Company’s Class B common stock, par value $0.001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) and Class B units in Zevia LLC (“Class B Units”), which Class B Units, together with the shares of Class B Common Stock, subject to certain conditions, are exchangeable from time to time for shares of Class A Common Stock pursuant to the terms of the Thirteenth Amended and Restated Limited Liability Company Agreement of Zevia LLC (as may be further amended from time to time, the “Zevia LLC Agreement”).

D. The parties believe that it is in each of their best interests to amend and restate the Prior Registration Rights Agreement and to execute and deliver this Agreement setting forth their agreements regarding registration rights following the IPO.

The parties therefore agree as follows:

SECTION 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Act” has the meaning set forth in Section 2.8(c).

(b) “Affiliate” means, with respect to a specified Person, any Person that, directly or indirectly through one (1) or more intermediaries, controls, is controlled by or is under common control with, the Person. As used in this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

(c) “Agreement” has the meaning set forth in the Preamble.

(d) “Automatic shelf registration statement” has the meaning set forth in Section 2.5(b).

(e) “Beneficial Ownership” has the same meaning given to it in Section 13(d) under the Exchange Act and the rules thereunder, except that, for purposes of this Agreement, no Person shall Beneficially Own any shares of Common Stock to be issued upon the exercise of options, warrants, restricted stock units or similar rights granted pursuant to the Company’s equity compensation plans, unless and until such shares are actually issued. The terms “Beneficially Own” and “Beneficial Owner” shall have correlative meanings.

(f) “Board” means the board of directors of the Company.

(g) “Business Day” means any calendar day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Los Angeles, California are authorized or required to close.

(h) “Class A Common Stock” has the meaning set forth in the Recitals.

(i) “Class B Common Stock” has the meaning set forth in the Recitals.

(j) “Class B Units” has the meaning set forth in the Recitals.

(k) “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(l) “Common Stock” has the meaning set forth in the Recitals.

(m) “Company” has the meaning set forth in the Preamble.

(n) “Exchange” means the exchange of Class B Units, together with an equal number of shares of Class B Common Stock, for shares of Class A Common Stock or cash consideration, as applicable, pursuant to the terms of the Zevia LLC Agreement.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(p) “Holder” has the meaning set forth in the Preamble.

(q) “Indemnified Party” has the meaning set forth in Section 2.6(c).

(r) “Indemnifying Party” has the meaning set forth in Section 2.6(c).

(s) “IPO” has the meaning set forth in the Recitals.

(t) “Initiating Holders” mean any Person party to this Agreement Beneficially Owning at least          percent (        %) of Registrable Securities (as such number may be adjusted in respect of any stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other reorganization).

(u) “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

(v) “Other Selling Equity Holders” mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(w) “Other Shares” mean equity interests in the Company, including, any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution for such equity interests, by reason of any distribution, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(x) “Permitted Transferee” means any Person to whom a Class B Unit Holder has validly transferred Class B Units in accordance with, and not in contravention of, the Zevia LLC Agreement.

(y) “Person” or “person” means any individual, organization, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, estate, association, governmental entity or other legal entity or organization.

(z) “Prior Registration Rights Agreement” has the meaning set forth in the Recitals.“

(aa) Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

(bb) “Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).

(cc) “Registrable Securities” mean (i) all shares of Class A Common Stock that are not then subject to vesting or forfeiture to the Company, (ii) all shares of Class A Common Stock issued or issuable upon exercise, conversion or exchange of any option, warrant or convertible security (including shares of Class A Common Stock issuable upon an Exchange) not then subject to vesting or forfeiture to the Company and (iii) all shares of Class A Common Stock directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i) or (ii) above by way of unit or stock dividend or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been transferred pursuant to Rule 144, (y) such Holder is able to immediately sell such securities (including all shares of Class A Common Stock issuable upon Exchange, subject to the conditions on Exchange set forth in Article XII of the Zevia LLC Agreement) under Rule 144 without any volume or manner of sale restrictions thereunder, as determined in the reasonable opinion of the Company (it being understood that a written opinion of the Company’s outside legal counsel to the effect that such securities may be so offered and sold, and that any restrictive legends on the securities may be removed, shall be conclusive evidence this clause has been satisfied), or (z) such securities shall have ceased to be outstanding.

(dd) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(ee) “Registration Expenses” mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one special counsel for the Holders (the fees for such special counsel not to exceed $50,000), blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(ff) “Restricted Securities” mean any Registrable Securities required to bear the first legend or be subject to restrictions notated in the records of the Company and/or instructions to transfer set forth in Section 2.8(c).

(gg) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement (including pre- and post-effective amendments) and all exhibits and material incorporated by reference in such registration statement, other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor forms thereto.

(hh) “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(ii) “Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission

(jj) “Rule 415” means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(kk) “Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(ll) “Selling Expenses” mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).

(mm) “Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

(nn) “Withdrawn Registration” means a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

(oo) “WKSI” has the meaning set forth in Section 2.5(b).

(pp) “Zevia LLC Agreement” has the meaning set forth in the Recitals.

SECTION 2

REGISTRATION RIGHTS

2.1 Requested Registration

(a) Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i) promptly give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

(b) Limitations on Requested Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.1:

(i) Prior to one year following the closing date of the IPO;

(ii) If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any), the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) are less than $25,000,000, or in the case of an underwritten offering, $50,000,000;

(iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv) After the Company has initiated two (2) such registrations pursuant to this Section 2.1 (counting for these purposes only (x) registrations which have been declared or ordered effective and pursuant to which securities have been sold, and (y) Withdrawn Registrations);

(v) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

(vi) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made under Section 2.3;

(vii) If the Company has filed another Registration Statement (other than Form S-8 or Form S-4 or any successor thereto) that has not yet become effective; or

(viii) If such registration covers Registrable Securities that are issuable upon Exchange under and pursuant to the terms of the Zevia LLC Agreement, if the Zevia LLC Agreement would not, on the date of the written request for registration, then permit such Exchange, except with the approval of the Company’s Board.

(c) Deferral. If (i) in the good faith judgment of the Board, the filing of a registration statement covering the Registrable Securities would be materially detrimental to the Company and the Board concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Initiating Holders, and, provided, further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

(d) Other Shares. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.1(e), include Other Shares, and may include securities of the Company being sold for the account of the Company.

(e) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice given pursuant to Section 2.1(a)(i). In such event, the right of any Holder to include all or any portion of its Registrable Securities in such registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company.

Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders; (ii) second, to the Other Selling Equity Holders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Equity Holders; and (iii) third, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company. In no event shall the number of Registrable Securities or Other Shares underwritten in such registration be limited unless and until all shares held by persons other than Holders or Other Selling Equity Holders including the Company, are completely excluded from such offering. Notwithstanding the foregoing, no such reduction shall reduce the value of the Registrable Securities of the Holders included in such registration below thirty percent (30%) of the total value of securities included in such registration.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall then offer to all Holders and Other Selling Equity Holders who have retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders and Other Selling Equity Holders requesting additional inclusion, as set forth above.

(f) Conditions to Participation. No Person may participate in any underwritten offering hereunder unless that Person agrees to sell the Registrable Securities it desires to have covered by the applicable Registration Statement on the basis provided in any underwriting arrangements in customary form and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of the underwriting arrangements.

2.2 Company Registration

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Sections 2.1 or 2.3, a registration on Form S-4 or Form S-8 or any successor form to such forms, a registration relating solely to employee benefit plans, a registration solely for the registration of securities issuable upon the conversion, exchange or exercise of any then outstanding security of the Company, a registration relating to a dividend reinvestment plan, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly give written notice of the proposed registration to all Holders; and

(ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance) or Public Offering or to use the proceeds of such Public Offering to repurchase, except as set forth in Section 2.2(c) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within five (5) Business Days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Limitations on Company Registration. The Company shall not be required to provide a written notice pursuant to Section 2.2(a) to Holders of any Registrable Securities that are already registered pursuant to an effective Registration Statement.

(c) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to include their Registrable Securities in such registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Selling Equity Holders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration or repurchase of securities through the proceeds of such Public Offering, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account; (ii) second, to the Holders requesting to include Registrable Securities in such registration statement or repurchase through the proceeds of such Public Offering based on the pro rata percentage of Registrable Securities held by such Investors; and (iii) third, to the Other Selling Equity Holders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Equity Holders. Notwithstanding the foregoing, no such reduction shall reduce the value of the Registrable Securities of the Holders included in such registration or repurchase below thirty percent (30%) of the total value of securities included in such registration or repurchase.

If a person who has requested inclusion in such registration or repurchase as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration or repurchase. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration or repurchase. If shares are so withdrawn from the registration or repurchase and if the number of shares of Registrable Securities to be included in such registration or repurchase was previously reduced as a result of marketing factors pursuant to this Section 2.2(c), the Company shall then offer to all persons who have retained the right to include securities in the registration or repurchase the right to include additional securities in the registration or repurchase in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion, in the manner set forth above.

(d) Conditions to Participation. No Person may participate in any underwritten offering hereunder unless that Person agrees to sell the Registrable Securities it desires to have covered by the applicable Registration Statement on the basis provided in any underwriting arrangements in customary form and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of the underwriting arrangements.

(e) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.3 Registration on Form S-3

(a) Request for Form S-3 Registration. After its Initial Public Offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from a Holder or Holders of Registrable Securities a written request that the Company effect any registration on Form S-3 or any similar short-form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Sections 2.1(a)(i) and 2.1(a)(ii).

(b) Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:

(i) In the circumstances described in either Sections 2.1(b)(i), 2.1(b)(iii), 2.1(b)(v), 2.1(b)(vii) or 2.1(b)(viii);

(ii) If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $25,000,000, or in the case of an underwritten offering, $50,000,000; or

(iii) If, in a given twelve-month period, the Company has effected two (2) such registrations in such period.

(c) Deferral. The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3.

(d) Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

(e) Conditions to Participation. No Person may participate in any underwritten offering hereunder unless that Person agrees to sell the Registrable Securities it desires to have covered by the applicable Registration Statement on the basis provided in any underwriting arrangements in customary form and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of the underwriting arrangements.

2.4 Expenses of Registration

All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, the Holders shall not be required to pay for any expenses of any registration proceeding nor shall such registration be treated as a counted registration for purposes of Section 2.1. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.5 Registration Procedures

In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for a period ending on the earlier of the date which is one hundred twenty (120) days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder(s) refrain from selling any securities included in such registration at the request of an underwriter of Class A Common Stock of the Company and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until the earlier of (A) such time as all such Registrable Securities registered on such registration statement are sold or (B) all such Registrable Securities on such registration statement may be sold in any three-month period pursuant to Rule 144; provided, further, however, that with respect to (ii) above, that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis and that the applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act;

(b) To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 2.3, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) for a period during which such automatic shelf registration statement is required to remain effective in accordance with this Agreement;

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(d) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment or supplement to the prospectus, as a Holder from time to time may reasonably request;

(e) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(g) If at any time when the Company is required to re-evaluate its WKSI status for purposes of an automatic shelf registration statement used to effect a request for registration in accordance with Section 2.3 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement, and (iii) the registration rights of the applicable Holders have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(h) If (i) a registration made pursuant to a shelf registration statement is required to be kept effective in accordance with this Agreement after the third anniversary of the initial effective date of the shelf registration statement and (ii) the registration rights of the applicable Holders have not terminated, file a new registration statement with respect to any unsold Registrable Securities subject to the original request for registration prior to the end of the three-year period after the initial effective date of the shelf registration statement, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(i) Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to such underwriters and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(j) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement not later than the effective date of such registration;

(k) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(l) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(m) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1, enter into an underwriting agreement, provided such underwriting agreement contains reasonable and customary provisions, and provided, further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.6 Indemnification

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, members, and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, members, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, members, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, members and partners, and each person controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, members, partners, legal counsel, accountants, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person or entity will be required under this Section 2.6(d) to contribute any amount in excess of the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by such person or entity. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions as they relate to underwriters and their controlling persons, the provisions in the underwriting agreement shall control.

2.7 Information by Holder

Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8 Permitted Transferees

The rights of a Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Registrable Securities to a Permitted Transferee of that Holder. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 2.8 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 2.8 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 2.8.

2.9 Rule 144 Reporting

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10 Lock-Up Agreements

In connection with each Registration or sale of Registrable Securities pursuant to Section 2.1, 2.2 or 2.3 conducted as an underwritten offering, each Holder agrees hereby not to, and agrees to execute and deliver a lock-up agreement with the underwriter(s) of such Public Offering restricting such Holder’s right to, (a) Transfer, directly or indirectly, any equity securities of the Company held by such Holder or (b) enter into any swap or other arrangement that Transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to such Public Offering and ending on the date specified by the underwriters. The Company may impose stop-transfer instructions until the end of such period. The terms of such lock-up agreements shall be negotiated among the Holders, the Company and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein.

2.11 Delay of Registration

No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12 Company Information Requests

The Company may require each seller of Registrable Securities as to which any Registration or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing, and the Company may exclude from such Registration or sale the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

2.13 Limitations on Subsequent Registration Rights

From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to the registration rights granted to the Holders hereunder.

2.14 Termination of Registration Rights

This Agreement shall terminate upon the date on which no Holder holds any Registrable Securities, except for the provisions of Sections 2.6 and 2.9, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 2.6 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

SECTION 3

MISCELLANEOUS

3.1 Amendment

This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Holders of a majority of the Registrable Securities under this Agreement; provided, however, that any amendment, modification, extension or termination that disproportionately and adversely affects any Holder shall require the prior written consent of such Holder. Each such amendment, modification, extension or termination shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party.

3.2 Notices

All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a) if to any Holder, to such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address of the last holder of such shares for which the Company has contact information in its records; or

(b) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 15821 Ventura Boulevard, Los Angeles, CA 91436, or at such other current address as the Company shall have furnished to the Holders, with a copy (which shall not constitute notice) to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166, Attention: Andrew Fabens.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one Business Day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next Business Day.

Subject to the limitations set forth in Delaware General Corporation Law § 232(e), each Holder consents to the delivery of any notice to Holders given by the Company under the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Company’s certificate of incorporation or bylaws or the Zevia LLC Agreement by (i) facsimile telecommunication to the facsimile number for the Holder in the Company’s records, (ii) electronic mail to the electronic mail address for the Holder in the Company’s records, (iii) posting on an electronic network together with separate notice to the Holder of such specific posting or (iv) any other form of electronic transmission (as Delaware General Corporation Law permits) directed to the Holder. This consent may be revoked by a Holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law § 232.

3.3 Governing Law

This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

3.4 Successors and Assigns

Except as otherwise provided herein, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Holder without the prior written consent of the Company. Any attempt by a Holder without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.5 Entire Agreement

This Agreement and the exhibits hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

3.6 Delays or Omissions

Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

3.7 Severability

If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

3.8 Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.9 Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

3.10 Telecopy Execution and Delivery

A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes.

3.11 Jurisdiction; Venue

Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware and the County of New Castle for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts or to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 3.2 hereof is reasonably calculated to give actual notice.

3.12 WAIVER OF JURY TRIAL.

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 3.12

CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 3.12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

3.13 Further Assurances

Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts as may be necessary to more fully effectuate this Agreement.

3.14 Conflict

In the event of any conflict between the terms of this Agreement and the Zevia LLC Agreement, the terms of the Zevia LLC Agreement, as the case may be, will control.

3.15 Attorneys’ Fees

In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.16 Aggregation of Securities

All securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

3.17 Certain Interpretive Matters

(a) Unless the context of this Agreement otherwise requires:

(i) words of any gender include each other gender;

(ii) words using the singular or plural number also include the plural or singular number, respectively;

(iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement;

(iv) except as otherwise indicated, all references herein to “Sections” are Sections of this Agreement;

(v) the term “or” has, except as otherwise indicated, the inclusive meaning represented by the phrase “and/or”; and

(vi) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

(b) The Table of Contents, headings and other titles contained herein are inserted only as a matter of convenience and in no way define, limit, extend or interpret the scope of this Agreement or any particular Section hereof.

(signature pages follow)

The parties are signing this Eleventh Amended and Restated Registration Rights Agreement as of the date stated in the introductory clause.

ZEVIA PBC
a Delaware public benefit corporation

By:
Name: Padraic Spence
Title: Chief Executive Officer

[HOLDERS]

A&R Reg Rights Agreement Signature Page